                                                                   Exhibit 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the Registration

Statements (Form S-3 Nos. 333-73216, 333-47252, 333-95005) and (Form S-8 Nos.

333-65198, 333-57096, 333-44012, 333-57875) of our report dated January 25,

2002, with respect to the financial statements of Neurocrine Biosciences, Inc.

included in the Annual Report (Form 10-K) for the year ended December 31, 2001.



                                            /s/ Ernst & Young LLP

                                            Ernst & Young LLP

San Diego, California

March 26, 2002